Borrowings	12 Months Ended
Dec. 31, 2025
Broker-Dealer [Abstract]
Borrowings

9	Borrowings

	December 31,
	2025	2024
	US$	US$

Short-term borrowings (i)	7,549,296	7,565,887

Long-term borrowings (ii)	1,150,386	3,684,171
Less: current maturities	(1,150,386)	(3,684,171)
Non-current maturities	-	-

(i)	As of December 31, 2025 and 2024, the Company had several unsecured short-term loans from independent third parties which were repayable within one year and charged interest rates ranging from Nil to 24.0% and Nil% to 24.0% per annum, respectively. As of December 31, 2025 and December 31, 2024, the weighted average interest rate of these borrowings was 18.6% and 13.7% per annum, respectively. The borrowings are denominated in Hong Kong Dollar (“HK$”) and United States Dollar (“US$”).

(ii)	As of December 31, 2025, the Company obtained several unsecured long-term loans for two to five years. Interest rates ranged from 12.0% to 15.0% per annum, respectively. As of December 31, 2025, the weighted average interest rate of these borrowings was 12.6% per annum. The borrowings are denominated in HK$ and US$.

As of December 31, 2025, the Company did not obtained loans from members of management of the Company.

As of December 31, 2024, the Company obtained loans from two members of management of the Company.

A loan of HK$12.3 million (equivalent to US$1.6 million) has been provided by Mr. Alexander Kong, the Chairman, at an interest rate of 12% per annum. Another loan of HK$3.6 million (equivalent to US$0.5 million) has been provided by Dr. Ronnie Hui, the Chief Executive Officer, at an interest rate of 12% per annum.

As of December 31, 2025, loans of US$7.9 million were guaranteed by Mr. Alexander Kong (2024: US$7.9 million).

Interest expense during the year ended December 31, 2025 and 2024 was US$2,470,891 and US$8,515,214, respectively.

In connection with the Business Combination, the Company executed several unsecured promissory notes on August 30, 2024:

(i) Promissory Notes to Third Parties

On August 30, 2024, the Company issued unsecured promissory notes for approximately $5.7 million to EF Hutton to settle the balance of deferred underwriting fees and approximately $3.2 million to Greenberg Traurig to settle the balance of legal fees.

Promissory Notes to EF Hutton LLC principal was originally $5.7 million and was historically entered into with EF Hutton LLC as the arranging party. Subsequent to the initiation of related legal proceedings, D. Boral Capital LLC (f/k/a EF Hutton LLC) became the legal and economic counterparty, acting as the plaintiff in the litigation and the counterparty to the settlement agreement dated June 30, 2025.

Under the settlement agreement dated June 30, 2025, the parties agreed to a settlement amount of $5.5 million, representing a $200,000 reduction from the original claim. The settlement is payable in five installments through November 30, 2025. The related litigation was withdrawn on July 1, 2025.As of December 31, 2025, the outstanding balance of $2.1 million represents unpaid amounts under the settlement obligation with D. Boral Capital LLC (f/k/a EF Hutton LLC).

Promissory Notes to Greenberg Traurig originally $3.2 million. It was subsequently amended and restated on July 18, 2025, reducing the principal balance to $1.6 million and establishing a revised repayment schedule through November 28, 2025. In 2025, payment amounting to $0.5 million was made, with remaining balance outstanding as at December 31, 2025 of US$1.1 million. As at year end, in view of the default provisions that was triggered, promissory note has the right to accelerate payment and seek judgment in the original principal amount of $1.1 million, but none of it has been raised.

CURRENC GROUP INC. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

In January 2026, Currenc and Greenberg Traurig has entered into a Settlement Agreement to Release to fully resolve all disputed claims, counterclaims, and obligations under the promissory note. The principal balance is also further reduced to $0.1 million. Final settlement of $0.1 million is made on March 10, 2026.

On August 30, 2024, the Company issued a promissory note to the Sponsor for $603,623, replacing the existing unsecured promissory note with an outstanding amount of $325,000 dated September 13, 2023, for financing working capital expenses. As of December 31, 2025, the new promissory note had an outstanding balance of $603,623.

The promissory notes to third parties and related party do not bear interest, and the principal balances are payable in equal monthly installments over terms of less than one year. The notes are subject to customary events of default and financing closure above a certain threshold, which, if triggered, would cause the unpaid principal balance and all other sums payable under the notes to become immediately due and payable.

The fair value of the Company’s notes approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature.

As of December 31, 2025, the long-term borrowings will be due according to the following schedule:

Principal amounts
US$
For the year ending December 31,
2025	1,150,386
2026	-
2027	-
Total	1,150,386

The carrying values of short-term borrowings approximate their fair values due to their short-term maturities. The Company’s long-term borrowing are subject to both fixed and floating interest rates. The carrying values of each type of these borrowings approximate their fair values as the interest rates reflect the rates offered to other entities with similar characteristics to Seamless.